UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2015

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (e)

On May 11, 2015, Synaptics Incorporated (“Synaptics”) issued a press release announcing the appointment of Wajid Ali as Synaptics’ Senior Vice President and Chief Financial Officer. Mr. Ali replaces Kathleen Bayless as Synaptics’ Chief Financial Officer and principal financial officer effective as of May 11, 2015. Ms. Bayless will assist with the transition to Mr. Ali and then retire from Synaptics as of June 5, 2015, and she has agreed to enter into a Separation Agreement and Release with Synaptics on June 5, 2015 on the terms previously disclosed by Synaptics in December 2014.

Prior to joining Synaptics, Mr. Ali, 41, was Vice President and Controller at Teledyne Technologies Incorporated, a diversified manufacturer, from November 2012 to May 2015, after previously serving as Vice President and Chief Financial Officer of Teledyne DALSA, Inc., a Teledyne Technologies subsidiary, from February 2011 to November 2012, and as Chief Financial Officer of Teledyne DALSA’s predecessor, DALSA Corporation, a public semiconductor company, from May 2007 to February 2011. Mr. Ali also served in controller and operational roles at ATI Technologies Inc. prior to its acquisition by Advanced Micro Devices Inc., after which Mr. Ali headed the finance function for AMD’s second largest business unit until his appointment as Chief Financial Officer at DALSA Corporation. Mr. Ali holds a Bachelor of Arts and a Master of Arts in Economics from York University, a Master’s of Business Administration from the Schulich School of Business, York University, and a CPA, CMA designation from the Chartered Professional Accountants of Ontario, Canada.

Mr. Ali has entered into an offer letter with Synaptics under which he will receive an annual salary of $395,000; a target annual cash incentive of 65% of his annual base salary, a grant of an option to purchase 40,000 shares of Synaptics common stock, vesting over three years, a grant of 15,000 Synaptics restricted stock units, vesting over three years, and other benefits generally accruing to senior executives of Synaptics.

Item 7.01.	Regulation FD Disclosure.

On May 11, 2015, the Company issued a press release announcing the appointment described in Item 5.02 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press release from Synaptics Incorporated dated May 11, 2015, entitled “Synaptics Appoints Wajid Ali as Senior Vice President and Chief Financial Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: May 11, 2015	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release from Synaptics Incorporated dated May 11, 2015, entitled “Synaptics Appoints Wajid Ali as Senior Vice President and Chief Financial Officer.”